Exhibit 99.1

Contact: Stephen Purtell Senior Vice President Investor Relations and Treasurer +1-972-595-5180 spurtell@sftp.com
Reid-Anderson Named Chairman, President and CEO at Six Flags
GRAND PRAIRIE, Texas — July 18, 2017 — Six Flags Entertainment Corporation today announced its board of directors has appointed Jim Reid-Anderson, who has been serving as Executive Chairman of the company since February 2016, as the company's new Chairman, President and CEO effective immediately, replacing John M. Duffey who has retired from the company. Reid-Anderson formerly served as Chairman, President and CEO of Six Flags from August 2010 through February 2016. Under his leadership the company set a new strategic direction, achieved all-time high guest and employee satisfaction ratings and significant operational improvements, and drove a ten times return on investment for shareholders. Among other leadership roles, Reid-Anderson previously served as Chairman, President and Chief Executive Officer of Dade Behring Inc., a manufacturer and distributor of medical diagnostics equipment and supplies, where he also drove a ten times return on investment for shareholders along with significant employee morale improvements and customer satisfaction increases.
“Six Flags is the leading regional theme park company in an extremely attractive industry, and we have significant global growth opportunities in the short, medium and long term," said Reid-Anderson. ”I am very proud and excited to rejoin the operating team and look forward to executing our business strategy. We have had seven record years in a row and I believe that the best is yet to come. I do want to wish John all the very best for the future and to thank him for his major contributions during his excellent tenure with the company, including his time as president and CEO."
As previously announced, the company will release second-quarter 2017 financial results on Wednesday, July 26, 2017.
About Six Flags Entertainment Corporation
Six Flags Entertainment Corporation is the world’s largest regional theme park company with $1.3 billion in revenue and 20 parks across the United States, Mexico and Canada. For 56 years, Six Flags has entertained millions of families with world-class coasters, themed rides, thrilling water parks and unique attractions. For more information, visit www.sixflags.com.
Forward Looking Statements
The information contained in this release, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our future liquidity needs, (ii) our ability to roll out our capital enhancements in a timely and cost effective manner, (iii) our ability to improve operating results by implementing strategic cost reductions, and organizational and personnel changes without adversely affecting our business, (iv) our operations and results of operations, and (v) the risk factors or uncertainties listed from time to time in the company’s filings with the Securities and Exchange Commission ("SEC"). In addition, important factors, including factors impacting attendance, such as local conditions, contagious diseases, events, disturbances and terrorist activities; recall of food, toys and other retail products sold at our parks; risk of accidents occurring at the company’s parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; inability to achieve desired improvements and financial performance targets set forth in our aspirational goals; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions; economic conditions (including customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks and other entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, and healthcare reform; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cyber security risks and other factors could cause actual results to differ materially from the company’s expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the company’s Annual and Quarterly Reports on Forms 10-K and 10-Q, and its other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investors.sixflags.com and on the SEC’s website at www.sec.gov.